SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 5, 2009
LORAL SPACE & COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324

(State or other jurisdiction of incorporation	Commission File Number	I.R.S Employer Identification

600 Third Avenue, New York, New York	10016

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 697-1105
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Telesat Holdings Inc., in which we hold 64% of the economic interests and 331/3% of the voting interests, is registering certain debt securities with an aggregate principal value of US$910 million which will be fully and unconditionally guaranteed on an unsecured basis by Telesat Holdings Inc. and certain of its domestic and foreign subsidiaries. In connection with the registration of these debt securities, the consolidated financial statements of Telesat Holdings Inc. have been updated to include the disclosures required by Articles 4-01(a)(2) and 3-10(d) of Regulation S-X. Article 4-01(a)(2) requires that financial statements of foreign private issuers prepared using a basis of presentation other than United States generally accepted accounting principles (“U.S. GAAP”) or International Financial Reporting Standards include all disclosures required by U.S. GAAP and the provisions of Regulation S-X as specified in Item 18 of Form 20-F. Article 3-10(d) requires financial statements of guarantors and issuers of guaranteed securities registered or to be registered to include, in a footnote, condensed consolidating financial information relating to the parent company, the subsidiary issuer, the guarantor subsidiaries of the parent company on a combined basis, the non-guarantor subsidiaries of the parent company on a combined basis, consolidating adjustments and total consolidated amounts.
     In this Current Report on Form 8-K, we are filing audited consolidated financial statements of Telesat Holdings Inc. as of December 31, 2008 and 2007, for the year ended December 31, 2008 and for the period October 31, 2007 to December 31, 2007 (Successor Entity) and for the period January 1, 2007 to October 30, 2007 and the year ended December 31, 2006 (Predecessor Entity), incorporating, as a footnote, information pursuant to Articles 4-01(a)(2) and 3-10(d) of Regulation S-X.
     The information in this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Annual Report on Form 10-K, Quarterly Report on Form 10-Q for the three months ended March 31, 2009, Current Reports on Form 8-K filed March 10, 2009, May 20, 2009, June 2, 2009 and our Current Report on Form 8-K filed June 2, 2009 containing our audited consolidated financial statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, which give effect to the retrospective application of Statement of Financial Accounting Standards No.160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No.51. Such current report also contains selected financial data and management’s discussion and analysis of financial condition and results of operations, which have been adjusted to give effect to the retrospective application of this standard.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Consolidated Financial Statements of Telesat Holdings Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.
June 8, 2009	By:	Harvey B. Rein
		Name:	Harvey B. Rein
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
23.1	Consent of Deloitte & Touche LLP.

99.1	Consolidated Financial Statements of Telesat Holdings Inc.